UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM 8-K
                                   ----------

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (date of earliest event reported): April 23, 2004

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

           New Jersey                     1-10518                  22-2553159
-------------------------------    ----------------------      ----------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                 notification No.)

         Park 80 West/Plaza Two, Saddle Brook, N.J.                 07663
         ------------------------------------------               ---------
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

      On April 21, 2004, Interchange Financial Services Corporation issued a press release reporting earnings for the first quarter period ending March 31, 2004. A copy of that release is furnished as Exhibit 99.1 to this Report.

Item 7. Financial Statement and Exhibits

(c)     Exhibits
        99.1  Press Release dated April 21, 2004 of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2004                 Interchange Financial Services Corporation

                                      By: /s/ Charles T. Field
                                          --------------------------------------
                                      Name:  Charles T. Field
                                      Title: SVP & Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

99.1                      Press Release, dated April 21, 2004, of the Registrant